UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

Academy Sports & Outdoors, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39589	85-1800912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 North Mason Road
Katy, Texas 77449
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (281) 646-5200

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

On May 5, 2021, Academy Sports and Outdoors, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company, Allstar LLC, Allstar Co-Invest Blocker L.P., KKR 2006 Allstar Blocker L.P., MSI 2011 LLC and MG Family Limited Partnership (collectively, the “Selling Stockholders”), and Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to an underwritten offering (the “Secondary Offering”) of 14,000,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-255720), filed on May 3, 2021. Certain of the Selling Stockholders have granted the Underwriters the option to purchase, within 30 days from the date of the Underwriting Agreement, an additional 2,100,000 shares of Common Stock. On May 6, 2021, the Underwriters exercised in full their option to purchase the additional shares. The Secondary Offering was completed on May 10, 2021 (the “Effective Date”). Pursuant to the Underwriting Agreement, the Underwriters purchased the shares from the Selling Stockholders at a price of $30.96 per share. The offering also included the Company’s repurchase of 3,229,974 shares out of the 14,000,000 shares of Common Stock subject to the offering from the Underwriters at a price per share equal to the price at which the Underwriters purchased the shares from the Selling Stockholders in the offering. The closing of the share repurchase occurred substantially concurrently with closing of the offering, and the shares of the Company’s Common Stock that were repurchased by the Company were retired. The Company did not receive any proceeds from the Secondary Offering.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 5.02          Departure of Directors; Election of Director.

On the Effective Date, the Company’s Board of Directors (the “Board”) appointed Beryl B. Raff to serve as an independent Class III director on the Board, effective as of the Effective Date.  Ms. Raff fills a vacancy resulting from the resignations from the Board of Vishal V. Patel (a Class III director) and Aileen X. Yan (a Class II director), both designees of affiliates of Kohlberg Kravis Roberts & Co. L.P. (“KKR”), which became effective as of the Effective Date (the “Resignations”) in connection with a reduction in KKR’s holdings in the Company following the Secondary Offering that closed on the Effective Date.  Mr. Patel and Ms. Yan each advised the Board that they have no disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  Contemporaneous with the Resignations, the Board approved a decrease in the size of the Board from ten directors to nine directors.  As a Class III director, Ms. Raff’s term will end at the Company’s 2023 Annual Meeting of Stockholders. The Board also appointed Ms. Raff to the Compensation Committee, effective as of the Effective Date.

Ms. Raff, age 70, has spent over forty years in the retail industry developing her merchandising, senior executive management and board membership experience.  Ms. Raff has been the Chairman and Chief Executive Officer of Helzberg Diamonds, a wholly owned subsidiary of Berkshire Hathaway Inc., since 2009.  Before joining Helzberg Diamonds, from 2001 to 2009, Ms. Raff held senior merchandising positions with J.C. Penney Company, Inc. (“JC Penney”), most recently as Executive Vice President and General Merchandise Manager, where she was responsible for the day to day operation of the fine jewelry business and served on its Executive Board, which determined strategic direction and initiatives for JC Penney.  Prior to JC Penney, Ms. Raff also was Chairman and Chief Executive Officer at Zale Corporation and held senior merchant positions at R. H. Macy & Company.  Currently, Ms. Raff serves on the Board of Directors of Helen of Troy, Ltd., including on its Audit Committee and formerly on its Compensation Committee, and on the Board of Directors of Larry H. Miller Company, including on its Governance and Compensation Committees.  Previously, Ms. Raff spent seven years on the Board of Directors of The Michaels Companies, Inc., including on its Audit and Compensation Committees, eight years on the Board of Directors of Group 1 Automotive, Inc., including on its Compensation Committee and as chair of its Governance & Nominating Committee, and ten years on the Board of Directors of Jo-Ann’s Stores, Inc., including on its Audit and Governance Committees and as chair of its Compensation Committee.  Ms. Raff received her Bachelors of Business Administration from Boston University and her Masters of Business Administration from Drexel University.  The Board selected Ms. Raff because of her executive leadership and management experience and extensive business and financial experience related to the retail industry.

The Board has determined that Ms. Raff qualifies as an independent director under the corporate governance standards of Nasdaq. Ms. Raff was not appointed to the Board pursuant to any arrangement or understanding with any other person. Ms. Raff has no family relationships with any director or executive officer of the Company and there are no transactions in which Ms. Raff has an interest requiring disclosure under Item 404(a) of Regulation S-K.

As compensation for her service on the Board, Ms. Raff will receive the Company’s standard compensation for non-employee directors as disclosed in the Company’s 2021 proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 23, 2021.

The Company and Ms. Raff will enter into the Company’s standard form of indemnification agreement for directors, a copy of which was previously filed as Exhibit 10.37 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed with the SEC on September 23, 2020.

Item 7.01          Regulation FD Disclosure.

On May 10, 2021, the Company issued a press release announcing Ms. Raff’s appointment and other Board and Board committee composition changes, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits.

See the Exhibit Index immediately preceding the signature page hereto, which is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated May 5, 2021, by and among Academy Sports and Outdoors, Inc., the selling stockholders named therein and Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

99.1	Press Release dated May 10, 2021.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Academy Sports and Outdoors, Inc.

Date: May 10, 2021

	By:	/s/ Rene G. Casares
	Name:	Rene G. Casares
	Title:	Senior Vice President, General Counsel and Secretary